Supplement to the
Fidelity® Series All-Sector
Equity Fund
March 30, 2024
Prospectus

Douglas Simmons no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Pranay Kirpalani (Co-Portfolio Manager) has managed the fund since 2024.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Pranay Kirpalani is Co-Portfolio Manager of Fidelity® Series All-Sector Equity Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2013, Mr. Kirpalani has worked as a research analyst and portfolio manager.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Ingrid Chung (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Mr. Drukker will transition off the fund effective on or about December 31, 2024.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Ingrid Chung is Co-Portfolio Manager of Fidelity® Series All-Sector Equity Fund, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2012, Ms. Chung has worked as a research analyst and portfolio manager.
It is expected that Mr. Drukker will transition off the fund effective on or about December 31, 2024.
DLF-PSTK-1224-126 1.882075.126	December 5, 2024